Exhibit 10.10.5

AMENDMENT #3

TO

PROJECT RIDER #1

COLLABORATION AGREEMENT

This Amendment #3 to Project Rider #1 (“Amendment #3”) is entered into effective as of the date of the final signature executing this Amendment #3 (“Amendment #3 Effective Date”) by and between Magenta Therapeutics, Inc. (“Magenta”) and National Marrow Donor Program d/b/a Be The Match Biotherapies (“BTMB”) (each a “Party” and collectively the “Parties”).

WHEREAS, the Parties executed a Collaboration Agreement, effective November 10, 2017 and a Project Rider, effective December 6, 2017 (as amended by that certain Amendment #1, effective December 6, 2018 and Amendment #2, effective November 13, 2019, “Project Rider #1”); and

WHEREAS, the Parties agree to extend the Term and Payment Schedule of the Project Rider #1.

NOW, THEREFORE, for the valuable consideration contained herein, and intending to be legally bound, Magenta and BTMB agree to the following amendment as follows:

Amendment to Project Rider #1

1.	Delete the Payment Schedule in Section D. Compensation of BTMB of Project Rider #1 in its entirety and replace it with the following to read as follows:

PAYMENT SCHEDULE

For Services provided by BTMB during Calendar Year 2021 (January 1, 2021 through December 31, 2021), Magenta will pay BTMB a fixed price quarterly payment of $17,500.

BTMB will invoice $17,500 every January 15th for consulting services occurring during the period commencing January 1st and ending March 31st.

BTMB will invoice $17,500 every April 15th for consulting services commencing April 1st and ending June 30th.

BTMB will invoice $17,500 every July 15th for consulting services commencing July 1st and ending September 30th.

BTMB will invoice $17,500 every October 15th for consulting services commencing October 1st and ending December 31st.

2.	Delete Section E. TERM. of Project Rider #1 in its entirety and replace it with the following to read as follows:

E. TERM. The term of this Rider shall commence on the Rider effective date set forth above and continue and remain in effect through December 31, 2021.

[Remainder of page intentionally left blank.]

This Amendment #3 is executed by individuals who are duly authorized to legally bind their respective parties as of the Amendment #3 Effective Date:

MAGENTA THERAPEUTICS, INC.		NATIONAL MARROW DONOR PROGRAM d/b/a BE THE MATCH BIOTHERAPIES

By:	/s/ Christina Isacson	By:	/s/ Mary Frey
	Authorized signature		Authorized signature

	Christina Isacson		Mary Frey
	(Typed/Printed Name)		(Typed/Printed Name)

Title:	Chief Business Officer	Title:	Contracts & Procurement Director

Date:	12/16/20	Date:	12/7/2020

3